Execution Version 4931-1057-4498 EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT THIS EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 30, 2026, by and among RILEY EXPLORATION PERMIAN, INC., a Delaware corporation (“Parent”), RILEY EXPLORATION - PERMIAN, LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders which is signatory hereto, and TRUIST BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”) and as Issuing Bank under the Credit Agreement referred to below. W I T N E S S E T H: WHEREAS, Parent, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2017, as amended by that certain First Amendment to Credit Agreement dated as of February 27, 2018, that certain Second Amendment to Credit Agreement dated as of November 9, 2018, that certain Third Amendment to Credit Agreement dated as of April 3, 2019, that certain Fourth Amendment to Credit Agreement dated as of October 15, 2019, that certain Fifth Amendment to Credit Agreement dated as of May 7, 2020, that certain Sixth Amendment to Credit Agreement dated as of August 31, 2020, that certain Seventh Amendment and Consent to Credit Agreement dated as of October 21, 2020, that certain Eighth Amendment to Credit Agreement dated as of March 5, 2021, that certain Ninth Amendment to Credit Agreement dated as of May 5, 2021, that certain Tenth Amendment to Credit Agreement dated as of October 12, 2021, that certain Eleventh Amendment to Credit Agreement dated as of April 29, 2022, that certain Twelfth Amendment to Credit Agreement dated as of October 25, 2022, that certain Thirteenth Amendment to Credit Agreement dated as of February 22, 2023, that certain Fourteenth Amendment to Credit Agreement dated as of April 3, 2023, that certain Fifteenth Amendment to Credit Agreement dated as of November 14, 2023, that certain Sixteenth Amendment to Credit Agreement dated as of December 13, 2024 and that certain Seventeenth Amendment to Credit Agreement dated as of December 5, 2025 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), whereby upon the terms and conditions therein stated the Lenders have agreed to make certain loans to the Borrower; WHEREAS, Parent and the Borrower have requested that the Lenders amend the Existing Credit Agreement as set forth below to, among other things, evidence the increase of the Borrowing Base to $425,000,000; and WHEREAS, subject to the terms and conditions hereof, the Lenders are willing to agree to the amendments to the Existing Credit Agreement as set forth herein. NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows: SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. The interpretive provisions set forth in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall apply to this Amendment. SECTION 2. Amendments to Existing Credit Agreement. Effective on the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

2 (a) Clause (d) of the definition of 2023 Unsecured Notes in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows: (d) a scheduled maturity date or holder put right that is earlier than (x) if prior to any date of determination the 2023 Unsecured Notes Termination Date has not been extended to a date that is no earlier than March 14, 2029, then April 3, 2028, or (y) if prior to any date of determination the 2023 Unsecured Notes Termination Date has been extended to a date that is no earlier than March 14, 2029, then March 14, 2029 (except for any offer to redeem such Indebtedness required as a result of asset sales or the occurrence of a “change in control” under and as defined in any indenture, loan agreement or other agreement or instrument evidencing such Indebtedness (or substantially similar term used therein)), (b) Clause (5) of the definition of Other Senior Notes in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows: (5) a scheduled maturity date that is earlier than ninety-one (91) days after the Stated Termination Date (as in effect on the date of incurrence of such Indebtedness) (for the avoidance of doubt, for the purposes of this clause (5) such Stated Termination Date shall refer to the actual date listed in the definition thereof without giving effect to any moving up of such Stated Termination Date by operation of the proviso in the definition of “Stated Termination Date”), (c) The definition of Stated Termination Date in Section 1.1 of the Existing Credit Agreement is hereby amended and restated as follows: “Stated Termination Date” shall mean December 13, 2028; provided, that at any time Senior Notes are outstanding, the Stated Termination Date shall be the earlier of (a) December 13, 2028 and (b) the date that is ninety-one (91) days before the earliest stated maturity date of such Senior Notes. SECTION 3. Borrowing Base. Effective on the Amendment Effective Date, the Borrowing Base is increased to $425,000,000 until the next redetermination or adjustment thereof pursuant to the Credit Agreement. The Aggregate Elected Commitment Amount remains $400,000,000 until the next adjustment thereof pursuant to Section 2.7 of the Credit Agreement. The Borrowing Base redetermination provided for by this Amendment is the Scheduled Redetermination for April 1, 2026. This Amendment shall serve as a New Borrowing Base Notice under the Credit Agreement. SECTION 4. Conditions of Effectiveness. (a) This Amendment shall become effective as of the date (the “Amendment Effective Date”) that each of the following conditions precedent shall have been satisfied (or waived in accordance with Section 10.2 of the Credit Agreement): (1) Administrative Agent shall have received (which may be by electronic transmission), in form and substance satisfactory to Administrative Agent, a counterpart of this Amendment which shall have been executed by Administrative Agent, the Issuing Bank, the Lenders, Parent and the Borrower (which may be by PDF transmission); (2) Each of the representations and warranties set forth in Section 5 of this Amendment shall be true and correct; (3) Borrower shall have paid all fees and expenses due and owing to the Lenders and Administrative Agent on or prior to the Amendment Effective Date pursuant

3 to the terms of this Amendment (including, but not limited to, reasonable attorneys’ fees of counsel to Administrative Agent (but limited to one primary outside counsel for Administrative Agent)); and (4) Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to Administrative Agent, such other documents, certificates or information as Administrative Agent or the Lenders shall have reasonably requested. (b) Without limiting the generality of the provisions of Sections 3.1 and 3.2 of the Credit Agreement, for purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has signed this Amendment (and its permitted successors and assigns) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto. SECTION 5. Representations and Warranties. Parent and the Borrower each represents and warrants to Administrative Agent and the Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows: (a) It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken. (b) The Credit Agreement, the Loan Documents and each and every other document executed and delivered to Administrative Agent and the Lenders in connection with this Amendment to which Parent, Borrower or any other Loan Party is a party constitute the valid and binding obligations of Parent, the Borrower and such Loan Party, as applicable, enforceable against Parent, the Borrower and such Loan Party, as applicable, in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. (c) This Amendment does not and will not violate any provisions of any limited liability company agreement, bylaws and other organizational and governing documents of Parent, the Borrower or any other Loan Party. (d) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents is required in connection with the execution, delivery or performance by, or enforcement against, Parent, the Borrower or any other Loan Party of this Amendment. (e) At the time of and immediately after giving effect to this Amendment, the representations and warranties of Parent, the Borrower and each other Loan Party contained in Article IV of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), except that any representation and warranty which by its terms is made as of a specified date shall be required to be so true and correct in all material respects only as of such specified date. (f) At the time of and immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall exist and be continuing.

4 (g) Since December 31, 2025, no Material Adverse Effect has occurred and is continuing or could reasonably be expected to have occurred and be continuing. SECTION 6. Miscellaneous. (a) Reference to the Credit Agreement. Upon the effectiveness hereof, on and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Existing Credit Agreement as amended hereby. (b) Effect on the Credit Agreement; Ratification. Except as specifically amended or modified by this Amendment, the Existing Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. By its acceptance hereof, Parent and the Borrower hereby each ratifies and confirms each Loan Document to which it is a party in all respects, after giving effect to the amendments set forth herein. (c) Extent of Amendments. Except as otherwise expressly provided herein, the Existing Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Parent and the Borrower hereby each ratifies and confirms that (i) except as expressly amended or modified hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Existing Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral and the Liens on the Collateral securing the Obligations are unimpaired by this Amendment and remain in full force and effect. (d) Loan Documents. The Loan Documents, as such may be amended or modified in accordance herewith, are and remain valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. This Amendment is a Loan Document. (e) Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and Lenders to enter into this Amendment, Parent and the Borrower each represents and warrants that, as of the date hereof, it does not know of any defenses, counterclaims or rights of setoff exercisable by it or any other Loan Party, except pursuant to the terms of the Credit Agreement and Loan Documents, if any, to the payment of any Obligations of Parent, the Borrower or any other Loan Party to Administrative Agent, Issuing Bank or any Lender. (f) Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or pdf shall be equally as effective as delivery of a manually executed counterpart. (g) Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York. (h) Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

5 SECTION 7. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, THE BORROWER, THE OTHER LOAN PARTIES, ADMINISTRATIVE AGENT, ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES. SECTION 8. No Waiver. Parent and the Borrower each hereby agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent or any Lender. Nothing contained in this Amendment (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent, Issuing Bank or any Lender, or a waiver of any of the rights or remedies of Administrative Agent, Issuing Bank or any Lender provided in the Credit Agreement, the other Loan Documents, or otherwise afforded at law or in equity. Signature Pages Follow

Signature Page to Eighteenth Amendment to Credit Agreement Riley Exploration - Permian, LLC ADMINISTRATIVE AGENT, ISSUING BANK, AND LENDER: TRUIST BANK, as Administrative Agent, as Issuing Bank and as a Lender By: Name: Lincoln LaCour Title: Director

Signature Page to Eighteenth Amendment to Credit Agreement Riley Exploration - Permian, LLC FIFTH THIRD BANK, N.A. AS SUCCESSOR, BY MERGER TO COMERICA BANK, as a Lender By: Name: Isabel Deandar Title: Assistant Vice President